UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   June 8, 2005
                                                --------------------------------


                      GS Mortgage Securities Corporation II
                    (the "Registrant") (as depositor for the
         Commercial Mortgage Pass-Through Certificates, Series 2005-GG4)
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             (Exact name of registrant as specified in its charter)



New York                               333-115888-02              22-3442024
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(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
of incorporation)                                            Identification No.)

85 Broad Street, New York, New York                                10004
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code   (212) 902-1000
                                                  ------------------------------

                                 Not applicable
      ---------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  Other Events
            ------------

            Attached as exhibits are certain Structural and Collateral Term Sheets (as defined in the no-action letter issued by the staff of the Commission on February 17, 1995, to the Public Securities Association (the "PSA")) furnished to the Registrant by Goldman, Sachs & Co., Greenwich Capital Markets, Inc., Bear, Stearns & Co. Inc., Credit Suisse First Boston LLC, Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC (the "Underwriters"), in respect of the Company's proposed offering of certain classes of the Commercial Mortgage Pass-Through Certificates, Series 2005-GG4 (such classes, the "Offered Certificates").

            The Offered Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Offered Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-115888) (the "Registration Statement"). The Registrant hereby incorporates the attached Structural and Collateral Term Sheets by reference in the Registration Statement.

            Any statement or information contained in the attached Structural and Collateral Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 9.01.  Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

            Item 601(a)
            of Regulation S-K
            Exhibit No.             Description
            -----------             -----------

            (99.1) Collateral Term Sheets prepared by the Underwriters in connection with GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2005-GG4.

            (99.2) Structural and Collateral Term Sheets prepared by the Underwriters in connection with GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through
                                    Certificates, Series 2005-GG4.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Date:  June 9, 2005

                                   GS MORTGAGE SECURITIES CORPORATION II


                                   By:    /s/ Leo Huang
                                      ------------------------------------------
                                      Name:     Leo Huang
                                      Title:    CFO

                                INDEX TO EXHIBITS


                                                                Paper (P) or
Exhibit No.               Description                           Electronic (E)
-----------               -----------                           --------------

99.1                      Collateral Term Sheets prepared             (E)
                          by the Underwriters in
                          connection with GS Mortgage
                          Securities Corporation II,
                          Commercial Mortgage Pass-Through
                          Certificates, Series 2005-GG4.

99.2                      Structural and Collateral Term              (E)
                          Sheets prepared by the
                          Underwriters in connection with
                          GS Mortgage Securities
                          Corporation II, Commercial
                          Mortgage Pass-Through
                          Certificates, Series 2005-GG4.